Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                            As of September 30, 2003



                ASSETS

Current Assets:
  Cash (from Form2-B, line 5)                     $     31,790
  Accounts Receivable (from Form 2-E)                   16,454
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                       503,148
    Retainage                                          107,642
    Prepaid                                             50,149
                                                  ------------
        Total Current Assets                                       $    709,183
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,212,937
                                                  ------------

        Total Fixed Assets                           1,212,937
                                                  ------------
  Less:  Accumulated Depreciation                     (665,300)

        Net Fixed Assets                                                547,637
                                                                   ------------

Other Long Term Assets:
  License                                               18,000
                                                  ------------
        TOTAL ASSETS                                                  1,274,820
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                      61,223
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         26,101
  Accrued interest                                       1,800
  Other:
    Accrued Expense                                    125,000
                                                  ------------

        Total Post Petition Liabilities                            $    220,824
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      397,152
  Secured Debt                                         412,129
  Unsecured Debt                                     9,222,473
                                                  ------------
        Total Pre-Petition Liabilities                               10,031,754
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,252,578
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,713
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,894,701)
  Post Petition                                       (142,973)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (8,977,758)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $  1,274,820
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                  For Period September 6 to September 30, 2003


Gross Operating Revenue                           $    196,594
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    196,594

Cost of Goods Sold                                                       36,421
                                                                   ------------

        Gross Profit                                                    160,173
                                                                   ------------

Operating Expenses
  Salaries and Wages                                   101,674
  Rents and Leases                                       6,700
  Payroll Taxes (Employer)                               7,859
  Other:
    Health Insurance                                    12,933
    Fees/Licenses                                       20,435
    G & A                                               20,039
                                                  ------------

        Total Operating Expenses                                        169,640

        Operating Income (Loss)                                          (9,467)
                                                                   ------------

Legal and Professional Fees                                              56,699
Depreciation, Depletion and Amortization                                 32,109
Interest Expense                                                         26,600
                                                                   ------------

        Net Operating Income (Loss)                                    (124,875)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                        18,098
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                           18,098
                                                                   ------------


        Net Income (Loss) Before Income Taxes                          (142,973)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $   (142,973)
                                                                   ------------



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